UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569
(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of stockholders held on May 21, 2014, the stockholders of Builders FirstSource, Inc. (the “Company”) approved the 2014 Incentive Plan (the “2014 Plan”). Employees, officers, directors, and consultants of the Company and its affiliates selected by a committee of the Company’s Board of Directors are eligible to participate in the 2014 Plan, including our principal executive officer, principal financial officer, and other named executive officers. A total of 5,000,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2014 Plan. A description of the material terms of the 2014 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 11, 2014 and is incorporated herewith. That description is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is filed herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on May 21, 2014. The owners of 94,470,447 shares of the Company’s common stock, representing 96.42% of the voting power of all of the shares of common stock issued and outstanding on March 28, 2014, the record date for the meeting, were represented at the annual meeting. Each share of common stock was entitled to one vote at the annual meeting.

Our stockholders elected each of the following individuals as a director of the Company for a term of three years: Mr. Paul S. Levy (80,457,900 votes in favor and 8,123,098 votes withheld), Mr. David A. Barr (77,131,276 votes in favor and 11,449,722 votes withheld), Mr. Cleveland A. Christophe (88,026,560 votes in favor and 554,438 votes withheld), and Mr. Craig A. Steinke (84,710,281 votes in favor and 3,870,717 votes withheld). There were 5,889,449 broker non-votes with regard to the election of directors.

Our stockholders approved the adoption of the 2014 Plan, as more fully described in Item 5.02 above, with 84,415,956 votes in favor, 2,916,655 votes against, and 1,248,387 abstentions. There were 5,889,449 broker non-votes with regard to the approval of the 2014 Plan.

In a non-binding vote, our stockholders approved the 2013 compensation for the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation as disclosed in the proxy statement, with 88,383,865 votes in favor, 89,283 votes against, 107,850 abstentions, and 5,889,449 broker non-votes.

Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2014, with 93,821,325 votes in favor, 631,620 votes against, and 17,502 abstentions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Builders FirstSource, Inc. 2014 Incentive Plan (incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Donald F. McAleenan
Senior Vice President, General Counsel, and Secretary

Dated: May 27, 2014